Filed pursuant to Rule 497(e)
Registration Nos. 33-47508/811-06653

The Jensen Portfolio, Inc. doing business as Jensen Quality Growth Fund (the “Fund”)

Supplement to the Prospectuses, Summary Prospectuses and Statement of Additional Information (“SAI”) dated September 30, 2017 for each of the Class J Shares and Class I Shares, Class R Shares, and Class Y Shares

April 6, 2018

As approved by the Fund’s shareholders at a Special Meeting of Shareholders on November 15, 2017, effective March 1, 2018, the name of the Fund has been changed from “The Jensen Portfolio, Inc. doing business as Jensen Quality Growth Fund” to “The Jensen Quality Growth Fund Inc.”  No changes to the Fund’s investment objective, investment strategies or other policies have been made as a result of the change to the Fund’s name.

Accordingly, all references to “The Jensen Portfolio, Inc.,” “The Jensen Portfolio, Inc. doing business as Jensen Quality Growth Fund,” and “the Jensen Portfolio” are hereby replaced with “The Jensen Quality Growth Fund Inc.” in each of the Fund’s Prospectuses, Summary Prospectuses and SAI.

Effective February 28, 2018, Robert F. Zagunis retired from service as an officer and director, and member of the investment team, of Jensen Investment Management, Inc., (“Jensen”), the investment adviser to the Fund. In connection with his retirement from Jensen, Mr. Zagunis resigned from his position as Vice President and Secretary of the Fund effective January 17, 2018.  Accordingly, all references to Mr. Zagunis in the Prospectus and SAI are hereby removed.

Concurrent with Mr. Zagunis’ resignation from his positions with the Fund, Mr. Gabriel L. Goddard, the General Counsel, Secretary, and Chief Compliance Officer of Jensen, was appointed Vice President and Secretary of the Fund. Within the Statement of Additional Information (“SAI”), please (i) delete the information for Robert F. Zagunis in the “Officers of the Fund” table on page 7 of the SAI, and (ii) add the following to the “Officers of the Fund” table beginning on page 7 of the SAI:

OFFICERS OF THE FUND
Gabriel L. Goddard* Jensen Investment Management, Inc. 5500 Meadows Road Suite 200 Lake Oswego, OR 97035 Year of Birth: 1972	Vice President and Secretary	1 Year Term; Served since January 2018.	Vice President and Secretary (January 2018-present), Secretary, General Counsel, Chief Compliance Officer (2012 – present), and Director (2017 – present) of Jensen Investment Management, Inc.	N/A	N/A

Filed pursuant to Rule 497(e)
Registration Nos. 33-47508/811-06653

Any portion of the Fund’s Prospectuses, Summary Prospectuses, and SAI not specifically addressed in this supplement remains unchanged.

Please retain this Supplement for reference.